Exhibit 99

UACSC 2002-A
UNION ACCEPTANCE CORPORATION
(Servicer)
05/31/2002

NOTE BALANCE RECONCILIATION	D O L L A R S						NUMBERS
	CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL

Original Note Balances	68,000,000.00	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	300,000,000.00	21,491
Beginning Period Note Balances	46,285,485.38	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	278,285,485.38	20,358
Principal Collections - Scheduled Payments	4,744,549.20	-	-	-	-	$4,744,549.20
Principal Collections - Payoffs	4,525,664.12	-	-	-	-	4,525,664.12	590
Principal Withdrawal from Payahead	574.57	-	-	-	-	574.57
Gross Principal Charge Offs	218,444.34	-	-	-	-	$218,444.34	26
Repurchases	33,920.95	-	-	-	-	33,920.95	8

Ending Note Balances	36,762,332.20	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	268,762,332.20	19,734

Note Factor	0.5406225	1.0000000	1.0000000	1.0000000	1.0000000	0.8958744
Interest Rate	1.8800%	2.7500%	3.8600%	4.590%	5.000%	3.3331%

CASH FLOW RECONCILIATION
Principal Wired	9,270,237.39
Interest Wired	2,382,346.34
Withdrawal from Payahead Account	586.55
Repurchases (Principal and Interest)	34,431.72
Charge Off Recoveries	58,388.66
Interest Advances	31,511.70
Collection Account Interest Earned	11,403.84
Spread Account Withdrawal	-
Policy Draw for Principal or Interest	-

Total Cash Flow	11,788,906.20

TRUSTEE DISTRIBUTION (06/10/02)
Total Cash Flow	11,788,906.20
Unrecovered Advances on Defaulted Receivables	3,298.72
Servicing Fee (Due and Unpaid)	-
Interest to Class A-1 Noteholders, including any overdue
amounts	79,765.32
Interest to Class A-2 Noteholders, including any overdue
amounts	190,208.33
Interest to Class A-3 Noteholders, including any overdue
amounts	209,083.33
Interest to Class A-4 Noteholders, including any overdue
amounts	252,450.00
Interest to Class B Noteholders, including any overdue
amounts	75,000.00
Principal to Class A-1 Noteholders, including any
overdue amounts	9,523,153.18
Principal to Class A-2 Noteholders, including any
overdue amounts	-
Principal to Class A-3 Noteholders, including any
overdue amounts	-
Principal to Class A-4 Noteholders, including any
overdue amounts	-
Principal to Class B Noteholders, including any
overdue amounts	-
Insurance Premium	50,323.29
Interest Advance Recoveries from Payments	19,096.37
Unreimbursed draws on the Policy for Principal or
Interest	-
Deposit to Payahead	24.07
Payahead Account Interest to Servicer	3.20
Excess	1,386,500.39

Net Cash	-

Servicing Fee Retained from Interest Collections	231,928.56

SPREAD ACCOUNT RECONCILIATION
Original Balance	2,850,000.00
Beginning Balance	4,887,649.42
Trustee Distribution of Excess	1,386,500.39
Interest Earned	7,082.34
Spread Account Draws	-
Reimbursement for Prior Spread Account Draws	-
Distribution of Funds to Servicer	-

Ending Balance	6,281,232.15

Required Balance	7,500,000.00

FIRST LOSS PROTECTION AMOUNT RECONCILIATION
Original Balance	9,000,000.00
Beginning Balance	9,000,000.00
Reduction Due to Spread Account	-
Reduction Due to Principal Reduction	-

Ending Balance	9,000,000.00

a) Outstanding Balance * 5.50% -Spread Balance	10,418,052.28
b) Original Note Balance * 3.00%	9,000,000.00
c) Prior Payment Date First Loss Protection Amount	9,000,000.00

First Loss Protection Amount [lesser of a), b) or c)]	9,000,000.00

First Loss Protection Fee %	2.25%
First Loss Protection Fee	17,437.50

POLICY RECONCILIATION
Original Balance	300,000,000.00
Beginning Balance	274,454,078.72
Draws	-
Reimbursement of Prior Draws	-

Ending Balance	274,454,078.72

Adjusted Ending Balance Based Upon Required Balance	263,519,535.59

Required Balance	263,519,535.59

PAYAHEAD RECONCILIATION
Beginning Balance	2,544.91
Deposit	24.07
Payahead Interest	3.20
Withdrawal	586.55

Ending Balance	1,985.63

CURRENT DELINQUENCY
		GROSS
# PAYMENTS DELINQUENT	NUMBER	BALANCE

1 Payment	219	1,899,018.12
2 Payments	72	758,687.95
3 Payments	22	192,237.23

Total	313	2,849,943.30

Percent Delinquent	1.586%	1.060%

DELINQUENCY RATE (60+)
			RECEIVABLE
		END OF PERIOD	DELINQUENCY
PERIOD	BALANCE	POOL BALANCE	RATE

Current	950,925.18	268,762,332.20	0.35%
1st Previous	530,601.81	278,285,485.38	0.19%
2nd Previous	58,409.49	288,726,570.09	0.02%

NET LOSS RATE
				DEFAULTED
		LIQUIDATION	AVERAGE	NET LOSS
PERIOD	BALANCE	PROCEEDS	POOL BALANCE	(ANNUALIZED)

Current	218,444.34	58,388.66	273,523,908.79	0.70%
1st Previous	125,859.32	4,254.03	283,506,027.74	0.51%
2nd Previous	35,459.98	679.23	294,363,285.05	0.14%
Gross Cumulative Charge Offs	379,763.64	Number of Repossessions	14
Gross Liquidation Proceeds	63,321.92	Number of Inventoried Autos EOM	15
Net Cumulative Loss
Percentage	0.11%	Amount of Inventoried Autos EOM	118,650.00
Net Cumulative Loss
Percentage (adjusted
for estimated
future Liquidation Proceeds)	0.07%
Trigger	0.60%
Status	OK
Net Cumulative Loss Trigger
Hit in Current or any	NO
Previous Month

EXCESS YIELD TRIGGER
			EXCESS YIELD
	EXCESS	END OF PERIOD	PERCENTAGE
PERIOD	YIELD	POOL BALANCE	(ANNUALIZED)

Current	1,408,922.75	268,762,332.20	6.29%
1st Previous	1,465,374.73	278,285,485.38	6.32%
2nd Previous	583,415.76	288,726,570.09	2.42%
3rd Previous	-	-
4th Previous	-	-
5th Previous	-	-

	CURRENT
	LEVEL	TRIGGER	STATUS

Six Month Average
Excess Yield	N/A	1.50%	N/A
Trigger Hit in Current or any
Previous Month			NO

DATE: June 10, 2002	/s/ Diane Slomka
DIANE SLOMKA
OFFICER